OMNIBUS SETTLEMENT AGREEMENT

The undersigned, Marina Biotech, Inc., a Delaware corporation (the “Company”), on the one hand, and Vuong Trieu, PhD, an individual resident in California (“VT”), Autotelic Inc., a Delaware corporation (“Autotelic”), Autotelic LLC, a Delaware limited liability company (“Autotelic LLC”), Autotelic BIO (“Autotelic Bio”), Oncotelic, Inc., a Delaware corporation (“Oncotelic”), and LipoMedics, Inc., a Delaware corporation (“Lipomedics”; each of VT, Autotelic, Autotelic LLC, Oncotelic and LipoMedics a “Counterparty” and collectively the “Counterparties”; each of Autotelic, Autotelic LLC, Oncotelic and LipoMedics a “Corporate Counterparty” and collectively the “Corporate Counterparties”; and the Counterparties together with the Company, the “Parties”) on the other hand, have entered into this Omnibus Settlement Agreement (this “Agreement”) as of September 28, 2018.

RECITALS

WHEREAS, VT serves as a director of the Company;

WHEREAS, the Corporate Counterparties have rendered certain services and entered into various agreements on or prior to the date of this Agreement to or on behalf of, or with, the Company;

WHEREAS, VT wishes to resign as director of the Company to pursue other interests; and

WHEREAS, the Company and the Counterparties wish to settle the agreements between the Company and the Counterparties in full, subject to (and contingent upon) the other terms and conditions of this Agreement, by the execution and delivery of this Agreement:

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agree as follows:

1. VT hereby resigns as a member of the board of directors of the Company and of each of the Company’s subsidiaries, effective immediately.

2. The Company and Autotelic hereby agree that Autotelic has received notice of termination of the Master Services Agreement, dated as of November 15, 2016, by and between the Company and Autotelic (the “Master Services Agreement”), such that the final day of the term of the Master Services Agreement shall be October 31, 2018.

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3. The Company and Autotelic LLC hereby agree with respect to the License Agreement (the “Autotelic License”), dated as of November 15, 2016, by and between the Company and Autotelic LLC, as follows:

(i)	Autotelic confirms that it has possession in Agoura, California of the documents and materials (the “Agoura Materials”) of the Company formerly held at Iron Mountain.
(ii)	The Company agrees that the license by the Company to Autotelic under the Autotelic License shall include, without representation or warranty, nasal apomorphine and nasal scopolamine in addition to nasal insulin, and shall not include CEQ508 and FAP.
(iii)	At its expense, Autotelic will review the Agoura Materials and take possession of all that are related to nasal insulin, nasal apomorphine and nasal scopolamine. The Company, without representation or warranty, will provide Autotelic access to data in its possession related to nasal insulin, nasal apomorphine and nasal scopolamine, at Autotelic’s expense.
(iv)	At its expense, the Company will review the Agoura Materials and take possession of all that are related to CEQ508 and FAP, and will cause all cell lines held by Autotelic to be delivered to the Company’s direction. Autotelic, without representation or warranty, will provide the Company access to data in its possession related to CEQ508 and FAP, at the Company’s expense.
(v)	At its expense, Autotelic shall review the Agoura Materials and take possession of all that are related to SMARTICLES. The Company, without representation or warranty, will provide Autotelic access to data in its possession related to SMARTICLES, at Autotelic’s expense.
(vi)	All other of the Agoura Materials will be disposed of at the direction of the Company.
(vii)	Each of the Company and Autotelic agree, without representation or warranty, to cooperate and grant permissions so that the other (at such other’s expense) may obtain relevant materials from the FDA or other third-parties in connection with the Autotelic License.

4. The Company and Autotelic Bio hereby agree that Term Sheet, entered into as of January 11, 2018 to be effective as of January 15, 2018, by and between the Company and Autotelic Bio, hereby is terminated, effective immediately.

5. The Company and Lipomedics hereby agree that the License Agreement, dated as of February 6, 2016, by and between the Company and Lipomedics (the “Lipomedics License”) continues to be in effect.

6. The Company and Autotelic agree with respect to the Assignment of Lease (the “Assignment of Lease”) dated April 30, 2018, by and among the Company, Autotelic and A&R Parcel Three as landlord (the “Landlord”), with respect to the lease (the “Lease”) of premises located at 940 South Coast Drive, Suite 100, Costa Mesa, California, and that all obligations of the subject lease from October 1, 2018 until the termination of said lease are the sole obligation and responsibility of Autotelic. Therefore, the aggregate lease payments of $39,148.54 which will accrue from October 1, 2018 until the lease termination date of July 14, 2019 shall be obligations of Autotelic. Autotelic agrees to pay to the Company upon the execution of this Agreement the sum of $39,148.54 which shall be paid by the Company to the Landlord in accordance with the terms of the Lease. The Company agrees that upon receipt of notice from the Landlord that the Lease has been terminated and no more amounts are due under the Lease, the Company shall promptly pay any remaining amounts of the $39,148.54 to Autotelic.

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7. The Company and Oncotelic hereby confirm that the License Agreement, dated July 17, 2017, by and between the Company and Oncotelic (the “Oncotelic License”) was terminated, effective May 15, 2018.

8. In consideration for the execution and delivery by VT to the Company of the Agreement and Release between VT and the Company (the “VT Release”), in the form as attached as Exhibit I hereto, the Company shall pay to VT $10,000.00 in U.S. dollar cash, as separately instructed by VT.

9. The Company hereby agrees to purchase, and VT agrees to sell, 500,000 shares (the “Sale Shares”) in the aggregate of the Company’s common stock, par value $0.006 per share (the “Common Stock”) from each of the entities as indicated on Schedule A attached hereto, in consideration for an aggregate purchase price of $250,000.00 in U.S. dollar cash, to be paid as separately instructed by VT for each of the selling entities.

10. Each of VT, Autotelic, Autotelic LLC, Oncotelic and LipoMedics hereby represents and warrants, with respect to any Sale Shares sold by such person (in each case, the “Seller”), to the Company as follows: (i) Seller is the sole owner of the applicable Sale Shares and such Sale Shares are owned free and clear of any setoff, claim, restriction, pledge, security interest, lien, encumbrance or any other charges (collectively, “Encumbrances”); and (ii) the execution, delivery and performance of the Sale Shares sale pursuant to Section 6 hereof by Seller does not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, suspension, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Encumbrance of any kind under (X) any provision of any bond, mortgage, indenture, agreement, deed of trust, license, lease, contract, commitment, shareholder agreement, voting trust, loan or other agreement to which Seller is a party or by which Seller or any of his properties or assets may be bound, or (Y) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller.

11. Each of VT, Autotelic, Autotelic LLC, Oncotelic and LipoMedics hereby jointly and collectively agree that (i) he or it shall not, directly or indirectly, sell, transfer or assign Common Stock, other than the Sale Shares, to another person if the aggregate number of shares of such Common Stock sold, transferred or assigned collectively by such persons on the applicable market trading day would exceed five percent (5%) of the shares of Common Stock traded on such day, other than in private sales to accredited investors, the buyers of which agree that their sales in any market trading day will not exceed five percent (5%) of the shares of Common Stock traded on such day, (ii) any sale or transfer by such person of Common Stock of the Company shall not be in violation of any lock-up agreement or contractual agreement containing restrictions on sales (which agreement or agreements shall not be amended, modified or terminated by this Agreement but are affirmed), (iii) any sale or transfer by such person of Common Stock of the Company (including without limitation private sales to accredited investors) shall not be in violation of any applicable federal and state securities law or regulation, including without limitation Rule 144 control securities limitations, and (iv) he or it, and such buyers in private sales shall provide concurrent written notice to the Company of each of its sales, transfers and assignments of Common Stock.

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12. The Company shall instruct and cause Pryor Cashman LLP to deliver such opinions as requested by the Company’s transfer agent to cause the legend on the share certificates held by VT, Autotelic, Autotelic LLC, Oncotelic, and LipoMedics to be appropriately amended or removed, and to permit such shares to be held by such persons’ brokerage firms.

13. VT hereby agrees that he shall execute and deliver the VT Release to the Company on or before the date hereof.

14. Autotelic hereby agrees that it shall execute and deliver the Agreement and Release between Autotelic and the Company (the “Autotelic Release”), in the form as attached as Exhibit II hereto to the Company on or before the date hereof.

15. Autotelic LLC hereby agrees that it shall execute and deliver the Agreement and Release between Autotelic LLC and the Company (the “Autotelic LLC Release”), in the form as attached as Exhibit III hereto to the Company on or before the date hereof.

16. Autotelic Bio hereby agrees that it shall execute and deliver the Agreement and Release between Autotelic Bio and the Company (the “Autotelic Bio Release”), in the form as attached as Exhibit IV hereto to the Company on or before the date hereof.

17. Oncotelic hereby agrees that it shall execute and deliver the Agreement and Release between Oncotelic and the Company (the “Oncotelic Release”), in the form as attached as Exhibit V hereto to the Company on or before the date hereof.

18. Lipomedics hereby agrees that it shall execute and deliver the Agreement and Release between Lipomedics and the Company (the “Lipomedics Release”), in the form as attached as Exhibit VI hereto to the Company on or before the date hereof.

19. Autotelic hereby agrees that it shall deliver to the Company the Confidential Separation Agreement and General Release of All Claims executed by Falguni Trieu in the form as attached as Exhibit VII hereto to the Company on or before the date hereof.

20. The Company hereby agrees that it shall execute and deliver the Agreement and Release between the Counterparties and the Company (the “Company Release”), in the form as attached as Exhibit VIII hereto to the Company on or before the date hereof.

21. The Parties understand that the facts upon which they have based their decision to enter into this Agreement may hereafter prove to be different from the facts now known or believed to be known by them, and they hereby accept and assume the risk thereof and agree that this Agreement shall be and shall remain, in all respects, effective and not subject to termination or rescission by reason of any such alleged difference in facts.

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22. This Agreement shall be deemed to be made in the State of New York, and shall be governed by the laws thereof, without giving effect to principles of conflicts of laws. Each Party consents and submits to the jurisdiction of the federal and state courts located in the City, County and State of New York for the purposes of enforcing this Agreement.

23. This Agreement constitutes the entire agreement between the Parties and it cannot be changed, modified, amended or terminated except by a writing signed by or on behalf of the Party to be charged.

24. This Agreement may be signed and executed in counterparts, each of which shall be deemed an original, and together which shall constitute one and the same instrument. This Agreement may be signed by facsimile or .pdf signature of any of the Parties hereto and shall be binding on that Party.

25. This Agreement is the product of the Parties and represents the joint draftsmanship of the Parties, so that no inference shall be had or made against either Party as to the draftsmanship of this Agreement. The Parties further agree that this Agreement shall not be construed as an admission of liability and that this Agreement has been negotiated and executed in order to settle outstanding claims.

26. Each Party represents and warrants to the other that the individual executing this Agreement on behalf of such Party is fully authorized to do so, is executing the Agreement willingly and knowingly, and further that such individual is fully authorized to bind the Party on whose behalf it is executing the Agreement to the terms and obligations contained therein.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement, or caused this Agreement to be duly executed, as of the date first written above.

The Company:		Counterparty:

MARINA BIOTECH, INC.		Vuong Trieu, PhD

By:	/s/ Robert C. Moscato, Jr.	/s/ Vuong Trieu
Name:	Robert Moscato	Name:	Vuong Trieu, PhD
Title:	Chief Executive Officer

Counterparty:		Counterparty:

ONCOTELIC, INC.		AUTOTELIC INC.

By:	/s/ Vuong Trieu	By:	/s/ Vuong Trieu
Name:	Vuong Trieu, PhD	Name:	Vuong Trieu, PhD
Title:	Chairman	Title:	Chairman

Counterparty:		Counterparty:

LIPOMEDICS, INC.		AUTOTELIC LLC

By:	/s/ Vuong Trieu	By:	/s/ Vuong Trieu
Name:	Vuong Trieu, PhD	Name:	Vuong Trieu, PhD
Title:	Chairman	Title:	Chairman

Counterparty:

AUTOTELIC BIO

By:	/s/ Vuong Trieu
Name:	Vuong Trieu, PhD
Title:	Chairman

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SCHEDULE A

Entity	Amount of Shares to be Sold	Dollar Amount for Shares to be Sold
Dr. Vuong Trieu	500,000	$250,000
Autotelic LLC	0	$0
Autotelic Inc.	0	$0
Oncotelic, Inc.	0	$0
LipoMedics, Inc.	0	$0
TOTAL	500,000	$250,000

EXHIBIT I

Agreement and Release between Vuong Trieu, PhD (“Vuong Trieu”, “you” or “your”)

and Marina Biotech, Inc. (the “Company”) (the “Agreement”)

1. The undersigned Vuong Trieu does hereby resign as Director of the Company, effective immediately, and confirms and ratifies that his status as a director, and any other affiliation with the Company, is terminated as of September 28, 2018.

2. As full consideration for your execution of and compliance with this Agreement, and your release of all claims against the Company as set forth in Paragraph 4 below, the Company will make an payment to you of Ten Thousand ($10,000) Dollars, which the Company shall pay you once this release becomes binding on and irrevocable by you. Except as set forth in this Paragraph, you shall receive no other amounts in connection with your directorship with the Company. You acknowledge that unless you enter into this Agreement, you would not otherwise receive any further benefits from the Company in connection with the directorship, including the payment noted above. The Company’s provision to you of the payment noted above is not, and should not be construed as, an admission of liability or wrongdoing by the Company.

3. You recognize and agree that your relationship with the Company has been as a Director, not as an employee. You have not and shall not be considered an employee of the Company in your performance of services for the Company for any purpose whatsoever including, but not limited to, the Federal Insurance Contribution Act, the Social Security Act, the Federal Unemployment Act, income tax withholding (federal, state and local) and any and all state taxes. The Company was not and will not be responsible for withholding taxes with respect to any payment it provided to you, including any Director’s fees you received from the Company. You accept full liability for the payment of all taxes and contributions, and shall reimburse, indemnify, and hold the Company harmless for any such taxes or contributions, or penalties with respect thereto, which the Company may be compelled to pay as a result of the services rendered hereunder and/or your non-payment of same.

4. In consideration for the payment noted above, which you acknowledge to be good and valuable consideration, you knowingly and voluntarily release and forever discharge the Company, any of the Company’s parents, subsidiaries, divisions, and related companies, and any of its past and present directors, managers, officers, shareholders, partners, employees, agents, attorneys and servants, and each of their predecessors, successors and assigns (the “Releasees”) from any and all claims, or causes of action, of any nature whatsoever, known or unknown, whether or not apparent or yet to be discovered (the “Release”). This Release includes, without limitation, any rights or claims relating in any way to your relationship with any of the Releasees, or the termination thereof, including any claim under any agreement between you and the Company, or arising under any statute or regulation, including, but not limited to, any rights or claims you may have under the Age Discrimination in Employment Act (ADEA), which prohibits age discrimination in employment; Title VII of the Civil Rights Act of 1964, as amended, which prohibits discrimination in employment based on race, color, national origin, religion, or sex; the Equal Pay Act, which prohibits paying men and women unequal pay for equal work; the Americans With Disabilities Act (ADA), which prohibits discrimination in employment by reason of disability; the Employee Retirement Income Security Act (ERISA), which protects employees’ interests in certain health and retirement benefits; the Family and Medical Leave Act (FMLA), which protects employees’ rights to take certain leave periods; the Fair Labor Standards Act (FLSA), which protects employees’ wages and regulates hours, the Federal Wiretap Act, the Electronic Communications Privacy Act, and the Stored Communications Act, all of which protect privacy; or any other federal, state, or local laws or regulations which govern the workplace, including, but not limited to, the California Fair Employment and Housing Act, the California Labor Code, the California Equal Pay Law, the Unruh Civil Rights Act, the New York State Human Rights Law, the New York City Human Rights Laws, the New York Labor Law, the New York Aids Testing Confidentiality Act, the New York Equal Pay Law, the New York Persons With Disabilities Law, the Civil Rights Law, the New York Genetic Testing Confidentiality Law, the New York Nondiscrimination Against Genetic Disorders Law, the New York Smokers Rights Law, the New York Equal Rights Law, the New York Discrimination by Employment Agencies Law, the New York Bone Marrow Leave Law, the New York Adoptive Parents Child Care Leave Law, the New York Cancer Victim Bias Law, Article 1, Section 11 of the New York State Constitution, N.Y. Workers’ Compensation Law, or any other state, federal or local statute or regulation which may be applicable to the Company. This Release also includes a release by you of any and all claims for wrongful discharge, defamation, intentional tort, invasion of privacy, and breach of contract, implied or otherwise. This Release includes both claims that you know about and those you may not know about. This Agreement resolves any claims for relief that could have been alleged, no matter how characterized, including without limitation, compensatory damages, damages for breach of contract, bad faith damages, reliance damages, liquidated damages, damages for humiliation and embarrassment, punitive damages, costs and attorneys’ fees related to arising from this Agreement. Your release of these claims is not, and should not be construed as, an admission by the Company that you have, or ever had, any rights under the aforementioned statutes. You represent that as of the date of your execution of this Agreement, you have incurred no disability or injury in relation to or as a result of your affiliation with the Company and assert no claim for any form of compensation for such disability, injury or job-related condition. Notwithstanding the above, you are not releasing any rights or claims that arise in connection with: (i) your right to be indemnified by the Company under statute, common law, Company Charter, Company Bylaws, or Company policy; (ii) this Agreement; (iii) all previous stock option grant agreements made to you by the Company and any other equity or similar interests you may have in the Company; and (vi) any rights or claims that arise after the signing of this Agreement or which otherwise cannot be waived as a matter of law (items (ii) through (v) being the “Surviving Documents”).

5. Waiver of Rights under California Civil Code Section 1542. You acknowledge that you have read Section 1542 of the Civil Code of the State of California, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

EACH PARTY ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY LEGAL COUNSEL WITH RESPECT TO, AND IS FAMILIAR WITH, THE PROVISIONS OF SUCH AFORESAID CALIFORNIA CIVIL CODE SECTION 1542.

You understand that Section 1542 gives you the right not to release existing claims of which you are not now aware, unless you voluntarily choose to waive this right. Even though you are aware of this right, you nevertheless hereby voluntarily waive the right described in Section 1542, and elect to assume all risks for claims that now exist in your favor, known or unknown, arising from the subject matter of the release provided for in Paragraph 4.

6. You warrant that you have not filed any complaint, charge or claim for relief (collectively, a “Lawsuit”) against any of the Releasees with any local, state or federal court or administrative agency. You promise never to file a Lawsuit asserting any claims that are released in Paragraph 4. Nothing in this Agreement shall prevent you from participating in or cooperating with any investigation or administrative proceeding conducted by the California Department of Fair Employment and Housing, the Equal Employment Opportunity Commission, or any other state or federal administrative agency. However, in the event that a Lawsuit against any of the Releasees is filed with or instituted by any such agency, you expressly waive and shall not accept any monetary damages or award arising from said Lawsuit. Additionally, nothing in this Agreement prohibits or restricts you (or your attorney) from initiating communications directly with, responding to an inquiry from, or providing testimony before the Securities and Exchange Commission (SEC), the Financial Industry Regulatory Authority (FINRA), any other self-regulatory organization or any other federal or state regulatory authority regarding this Agreement or its underlying facts or circumstances or a possible securities law violation. This Agreement does not limit your right to receive an award for information provided to the SEC or FINRA. If you break your promise set forth in this Paragraph, you will pay for all costs incurred by the Releasees, including their reasonable attorneys’ fees, in defending against your claims. You shall also repay to the Company the entire amount of the benefits you received pursuant to Paragraph 2 above. This Paragraph does not apply to a claim under the Older Workers’ Benefit Protection Act (OWBPA) challenging the validity of the release of ADEA claims in Paragraph 4.

7.            (a) You promise not to discuss or disclose the terms of the end of your affiliation with the Company or the amount or nature of the benefits paid to you under this Agreement to any person other than your family members and your attorney and/or financial advisor, should one be consulted, provided that those to whom you may make such disclosure agree to keep said information confidential and not disclose it to others.

(b) You shall not disparage or make any statement which might adversely affect the reputation of the Releasees. The Company shall not issue any written or verbal statements which disparage you or which could reasonably be expected to adversely affect your reputation, and the Company shall instruct its partners, officers and directors not to issue or make any such statements. For the purpose of this Paragraph, the term “disparage” shall include, without limitation, any statement accusing the aforesaid individuals or entities of acting in violation of any law or governmental regulation or of condoning any such action, or otherwise acting in an unprofessional, dishonest, disreputable, improper, incompetent or negligent manner.

8.          (a) You agree that you have had access to the Company’s confidential information, including, but not limited to all proprietary information, data, trade secrets, and know-how, including, without limitation, research, client lists, markets, marketing and other plans, and financial data (“Confidential Information”), that said Confidential Information is valuable to the Company, and that the unauthorized release of that Confidential Information would cause serious damage to the Company. You agree that you shall not disclose any of the Company’s Confidential Information or trade secrets without the Company’s written consent. All written materials, records and documents made by you or coming into your possession during your affiliation with the Company concerning the business or affairs of the Company and/or its Confidential Information are the sole property of the Company and you shall immediately deliver the same to the Company. You agree that you have or will immediately return any Company property in your possession, including laptop computers, calling cards, cell phones, credit cards, keys, and identification badges.

(b) Nothing herein shall be construed to prevent disclosure of Confidential Information as may be required by applicable law or regulation, or pursuant to the valid order of a court of competent jurisdiction or an authorized government agency, provided that the disclosure does not exceed the extent of disclosure required by such law, regulation or order. You shall promptly provide written notice of any such order to the Company.

(c) Notice of Immunity under the Economic Espionage Act of 1996, as amended by the Defend Trade Secrets Act of 2016. Notwithstanding any other provision of this Agreement:

(i) You will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that is made: (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document that is filed under seal in a lawsuit or other proceeding.

(ii) If you file a lawsuit for retaliation by the Company for reporting a suspected violation of law, you may disclose the Company’s trade secrets to your attorney and use the trade secret information in the court proceeding if you: (1) file any document containing the trade secret under seal; and (2) do not disclose the trade secret, except pursuant to court order.

9. You expressly acknowledge that the terms of Paragraphs 7 and 8 are integral to this Agreement and that if you break any of your promises set forth in these Paragraphs you must pay to the Company the entire amount of the benefits you received pursuant to Paragraph 2 above, as well as all damages incurred by the Releasees, including attorneys’ fees resulting from your breach of these promises.

10. You agree that you will cooperate with the Company (or its parents, subsidiaries, affiliates or related entities) and its legal counsel in connection with any matters in which you have been involved and/or of which you have knowledge. Such cooperation shall include, without limitation, answering questions and helping to transition your duties and assignments to other directors, consultants, or employees of the Company. In addition, you will cooperate with any current or future investigation or litigation relating to any matter with which you were involved while providing services to the Company, of which you have knowledge, or which occurred while you were providing services to the Company. The Company will make good-faith efforts to provide you with reasonable notice, whenever possible, of the need for your cooperation.

11. This Agreement is intended to comply with the requirements of Section 409A, and the parties hereby agree to amend this Agreement as and when necessary or desirable to conform to or otherwise properly reflect any guidance issued under Section 409A after the date hereof without violating Section 409A. In case any one or more provisions of this Agreement fails to comply with the provisions of Section 409A, the remaining provisions of this Agreement shall remain in effect, and this Agreement shall be administered and applied as if the non-complying provisions were not part of this Agreement. The parties in that event shall endeavor to agree upon a reasonable substitute for the non-complying provisions, to the extent that a substituted provision would not cause this Agreement to fail to comply with Section 409A, and, upon so agreeing, shall incorporate such substituted provisions into this Agreement. In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on you by Section 409A or damages for failing to comply with Section 409A. A termination of your employment hereunder shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amount or benefit constituting “deferred compensation” under Section 409A upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A and, for purposes of any such provision of this Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.” In the event that any payment or benefit made hereunder or under any compensation plan, program or arrangement of the Company would constitute payments or benefits pursuant to a non-qualified deferred compensation plan within the meaning of Section 409A and, at the time of your “separation from service” you are a “specified employee” within the meaning of Section 409A, then any such payments or benefits shall be delayed until the six-month anniversary of the date of your “separation from service.” Each payment made under this Agreement shall be designated as a “separate payment” within the meaning of Section 409A. All reimbursements and in-kind benefits provided under this Agreement shall be made or provided in accordance with the requirements of Section 409A to the extent that such reimbursements or in-kind benefits are subject to Section 409A. All reimbursements for expenses paid pursuant hereto that constitute taxable income to you shall in no event be paid later than the end of the calendar year next following the calendar year in which you incur such expense or pay such related tax. Unless otherwise permitted by Section 409A, the right to reimbursement or in-kind benefits under this Agreement shall not be subject to liquidation or exchange for another benefit and the amount of expenses eligible for reimbursement, or in-kind benefits, provided during any taxable year shall not affect the expenses eligible for reimbursement, or in-kind benefits to be provided, respectively, in any other taxable year.

12. This Agreement shall be governed in all respects, including as to interpretation, substantive effect and enforceability, by the laws of the State of California, without regard to conflicts of law provisions thereof that would require application to the laws of another jurisdiction other than those that mandatorily apply. Each party hereby irrevocably submits to the jurisdiction of the courts of the State of California and the federal courts of the United States of America located in Orange County solely in respect of the interpretation and enforcement of the provisions of this Agreement. Disputes arising under and in connection with this Agreement shall be heard in the State of California, Orange County or in such other place as the parties hereto may agree, unless applicable law requires otherwise.

13. This is the entire agreement between you and the Company regarding the termination of your affiliation with the Company. Except for the Surviving Documents, all writings and agreements between you and the Company or any of the Company’s affiliates are hereby terminated. You acknowledge that neither the Company nor any of the Releasees have made any promises to you other than those contained in this Agreement.

14. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. A facsimile signature shall be as valid and binding as an original.

15. No breach of any provision(s) of this Agreement may be waived unless in writing. This Agreement may be amended only by a written agreement executed by the parties in interest at the time of the amendment.

16. You understand that the Company has given you a period of twenty-one (21) days to review and consider this Agreement before signing it. You further understand that you may use as much of this twenty-one (21) day period as you wish prior to signing.

17. The Company encourages you to consult with an attorney before signing this Agreement. You understand that whether or not you do so is your decision.

18. You may revoke this Agreement within seven (7) days of the date on which you sign it by delivering a written notice of revocation to Lawrence Remmel, Pryor Cashman LLP, 7 Times Square, New York, New York 10036, no later than the close of business on the seventh day after you sign and deliver this Agreement to the Company. If you revoke this Agreement, it shall not be effective or enforceable, and you will not receive the benefits described in Paragraph 2.

YOU ACKNOWLEDGE THAT YOU HAVE CAREFULLY READ THIS AGREEMENT AND RELEASE, UNDERSTAND IT, AND ARE VOLUNTARILY ENTERING INTO IT OF YOUR OWN FREE WILL, WITHOUT DURESS OR COERCION, AFTER DUE CONSIDERATION OF ITS TERMS AND CONDITIONS. YOU FURTHER ACKNOWLEDGE THAT EXCEPT AS STATED IN THIS AGREEMENT, NEITHER THE COMPANY NOR ANY REPRESENTATIVE OF THE COMPANY HAS MADE ANY REPRESENTATIONS OR PROMISES TO YOU.

IN WITNESS WHEREOF, each of the undersigned have duly executed, or caused its authorized signatory to execute, this Agreement and Release as of September 28, 2018.

MARINA BIOTECH, INC.		ACCEPTED AND AGREED:

By:	/s/ Robert C. Moscato, Jr.	/s/ Vuong Trieu
Name:	Robert Moscato	Vuong Trieu, PhD
Title:	CEO

Date:	September 28, 2018	Date:	September 28, 2018

EXHIBIT II

Agreement and Release between Autotelic Inc. (“Autotelic”, “you” or “your”)

and Marina Biotech, Inc. (the “Company”) (the “Agreement”)

1. By executing below, Autotelic generally releases and discharges the Company and its present and former corporate parents, subsidiaries, affiliates, successors and assigns (collectively, the “Marina Entities”) from any and all claims, causes of action, damages and liabilities of any kind or nature whatsoever, both known and unknown, suspected or unsuspected, whether arising in law or equity, that Autotelic may have against the Marina Entities, from the beginning of time through the date hereof, other than such claims, damages or liabilities as are expressly stated in, or arise under, this Agreement (including, without limitation, those relating to the validity, breach or enforcement of this Agreement).

2. This Agreement shall be deemed to be made in the State of New York, and shall be governed by and construed in accordance with the laws thereof, without giving effect to principles of conflicts of laws. Each Party consents and submits to the jurisdiction of the federal and state courts located in the City, County and State of New York for the purposes of enforcing this Agreement.

3. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, and it cannot be changed, modified, amended or terminated except by a writing signed by or on behalf of the Party to be charged.

4. This Agreement may be signed and executed in counterparts, each of which shall be deemed an original, and together which shall constitute one and the same instrument. This Agreement may be signed by facsimile or .pdf signature of any of the Parties hereto and shall be binding on that Party.

5. This Agreement is the product of the Parties and represents the joint draftsmanship of the Parties, so that no inference shall be had or made against either Party as to the draftsmanship of this Agreement. The Parties further agree that this Agreement shall not be construed as an admission of liability and that this Agreement has been negotiated and executed in order to settle disputed claims, so that the Parties may avoid the expense, uncertainties, and hazards of litigation.

6. Autotelic hereby represents and warrants to the Company that, prior to executing this Agreement, such person had the opportunity to consult with its own independent legal counsel regarding this Agreement, including the payment obligations and release provisions contained herein.

7. Each Party represents and warrants to the other that the individual executing this Agreement on such Party’s behalf is fully authorized to do so, is executing this Agreement willingly and knowingly, and further that such individual is fully authorized to bind the Party on whose behalf it is executing the Agreement to the terms and obligations contained herein.

IN WITNESS WHEREOF, each of the undersigned have duly executed, or caused its authorized signatory to execute, this Agreement and Release as of September 28, 2018.

MARINA BIOTECH, INC.		AUTOTELIC, INC.

By:	/s/ Robert C. Moscato, Jr.	/s/ Vuong Trieu
Name:	Robert Moscato	By:	Vuong Trieu, PhD
Title:	CEO	Title:	Chairman

Exhibit III

Agreement and Release between Autotelic LLC (“Autotelic”, “you” or “your”)

and Marina Biotech, Inc. (the “Company”) (the “Agreement”)

1. By executing below, Autotelic generally releases and discharges the Company and its present and former corporate parents, subsidiaries, affiliates, successors and assigns (collectively, the “Marina Entities”) from any and all claims, causes of action, damages and liabilities of any kind or nature whatsoever, both known and unknown, suspected or unsuspected, whether arising in law or equity, that Autotelic may have against the Marina Entities, from the beginning of time through the date hereof, other than such claims, damages or liabilities as are expressly stated in, or arise under, this Agreement (including, without limitation, those relating to the validity, breach or enforcement of this Agreement).

2. This Agreement shall be deemed to be made in the State of New York, and shall be governed by and construed in accordance with the laws thereof, without giving effect to principles of conflicts of laws. Each Party consents and submits to the jurisdiction of the federal and state courts located in the City, County and State of New York for the purposes of enforcing this Agreement.

3. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, and it cannot be changed, modified, amended or terminated except by a writing signed by or on behalf of the Party to be charged.

4. This Agreement may be signed and executed in counterparts, each of which shall be deemed an original, and together which shall constitute one and the same instrument. This Agreement may be signed by facsimile or .pdf signature of any of the Parties hereto and shall be binding on that Party.

5. This Agreement is the product of the Parties and represents the joint draftsmanship of the Parties, so that no inference shall be had or made against either Party as to the draftsmanship of this Agreement. The Parties further agree that this Agreement shall not be construed as an admission of liability and that this Agreement has been negotiated and executed in order to settle disputed claims, so that the Parties may avoid the expense, uncertainties, and hazards of litigation.

6. Autotelic hereby represents and warrants to the Company that, prior to executing this Agreement, such person had the opportunity to consult with its own independent legal counsel regarding this Agreement, including the payment obligations and release provisions contained herein.

7. Each Party represents and warrants to the other that the individual executing this Agreement on such Party’s behalf is fully authorized to do so, is executing this Agreement willingly and knowingly, and further that such individual is fully authorized to bind the Party on whose behalf it is executing the Agreement to the terms and obligations contained herein.

IN WITNESS WHEREOF, each of the undersigned have duly executed, or caused its authorized signatory to execute, this Agreement and Release as of September 28, 2018.

MARINA BIOTECH, INC.		AUTOTELIC LLC.

By:	/s/ Robert C. Moscato, Jr.	/s/ Vuong Trieu
Name:	Robert Moscato	By:	Vuong Trieu, PhD
Title:	CEO	Title:	Chairman

Exhibit IV

Agreement and Release between Autotelic BIO (“Autotelic”, “you” or “your”)

and Marina Biotech, Inc. (the “Company”) (the “Agreement”)

1. By executing below, Autotelic generally releases and discharges the Company and its present and former corporate parents, subsidiaries, affiliates, successors and assigns (collectively, the “Marina Entities”) from any and all claims, causes of action, damages and liabilities of any kind or nature whatsoever, both known and unknown, suspected or unsuspected, whether arising in law or equity, that Autotelic may have against the Marina Entities, from the beginning of time through the date hereof, other than such claims, damages or liabilities as are expressly stated in, or arise under, this Agreement (including, without limitation, those relating to the validity, breach or enforcement of this Agreement).

2. This Agreement shall be deemed to be made in the State of New York, and shall be governed by and construed in accordance with the laws thereof, without giving effect to principles of conflicts of laws. Each Party consents and submits to the jurisdiction of the federal and state courts located in the City, County and State of New York for the purposes of enforcing this Agreement.

3. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, and it cannot be changed, modified, amended or terminated except by a writing signed by or on behalf of the Party to be charged.

4. This Agreement may be signed and executed in counterparts, each of which shall be deemed an original, and together which shall constitute one and the same instrument. This Agreement may be signed by facsimile or .pdf signature of any of the Parties hereto and shall be binding on that Party.

5. This Agreement is the product of the Parties and represents the joint draftsmanship of the Parties, so that no inference shall be had or made against either Party as to the draftsmanship of this Agreement. The Parties further agree that this Agreement shall not be construed as an admission of liability and that this Agreement has been negotiated and executed in order to settle disputed claims, so that the Parties may avoid the expense, uncertainties, and hazards of litigation.

6. Autotelic hereby represents and warrants to the Company that, prior to executing this Agreement, such person had the opportunity to consult with its own independent legal counsel regarding this Agreement, including the payment obligations and release provisions contained herein.

7. Each Party represents and warrants to the other that the individual executing this Agreement on such Party’s behalf is fully authorized to do so, is executing this Agreement willingly and knowingly, and further that such individual is fully authorized to bind the Party on whose behalf it is executing the Agreement to the terms and obligations contained herein.

IN WITNESS WHEREOF, each of the undersigned have duly executed, or caused its authorized signatory to execute, this Agreement and Release as of September 28, 2018.

MARINA BIOTECH, INC.		AUTOTELIC BIO

By:	/s/ Robert C. Moscato, Jr.	/s/ Vuong Trieu
Name:	Robert Moscato	By:	Vuong Trieu, PhD
Title:	CEO	Title:	Chairman

Exhibit V

Agreement and Release between Oncotelic, Inc. (“Oncotelic”, “you” or “your”)

and Marina Biotech, Inc. (the “Company”) (the “Agreement”)

1. By executing below, Oncotelic generally releases and discharges the Company and its present and former corporate parents, subsidiaries, affiliates, successors and assigns (collectively, the “Marina Entities”) from any and all claims, causes of action, damages and liabilities of any kind or nature whatsoever, both known and unknown, suspected or unsuspected, whether arising in law or equity, that Oncotelic may have against the Marina Entities, from the beginning of time through the date hereof, other than such claims, damages or liabilities as are expressly stated in, or arise under, this Agreement (including, without limitation, those relating to the validity, breach or enforcement of this Agreement).

2. This Agreement shall be deemed to be made in the State of New York, and shall be governed by and construed in accordance with the laws thereof, without giving effect to principles of conflicts of laws. Each Party consents and submits to the jurisdiction of the federal and state courts located in the City, County and State of New York for the purposes of enforcing this Agreement.

3. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, and it cannot be changed, modified, amended or terminated except by a writing signed by or on behalf of the Party to be charged.

4. This Agreement may be signed and executed in counterparts, each of which shall be deemed an original, and together which shall constitute one and the same instrument. This Agreement may be signed by facsimile or .pdf signature of any of the Parties hereto and shall be binding on that Party.

5. This Agreement is the product of the Parties and represents the joint draftsmanship of the Parties, so that no inference shall be had or made against either Party as to the draftsmanship of this Agreement. The Parties further agree that this Agreement shall not be construed as an admission of liability and that this Agreement has been negotiated and executed in order to settle disputed claims, so that the Parties may avoid the expense, uncertainties, and hazards of litigation.

6. Oncotelic hereby represents and warrants to the Company that, prior to executing this Agreement, such person had the opportunity to consult with its own independent legal counsel regarding this Agreement, including the payment obligations and release provisions contained herein.

7. Each Party represents and warrants to the other that the individual executing this Agreement on such Party’s behalf is fully authorized to do so, is executing this Agreement willingly and knowingly, and further that such individual is fully authorized to bind the Party on whose behalf it is executing the Agreement to the terms and obligations contained herein.

IN WITNESS WHEREOF, each of the undersigned have duly executed, or caused its authorized signatory to execute, this Agreement and Release as of September 28, 2018.

MARINA BIOTECH, INC.		ONCOTELIC, INC

By:	/s/ Robert C. Moscato, Jr.	/s/ Vuong Trieu
Name:	Robert Moscato	By:	Vuong Trieu, PhD
Title:	CEO	Title:	Chairman

Exhibit VI

Agreement and Release between LipoMedics, Inc. (“LipoMedics”, “you” or “your”)

and Marina Biotech, Inc. (the “Company”) (the “Agreement”)

1. By executing below, LipoMedics generally releases and discharges the Company and its present and former corporate parents, subsidiaries, affiliates, successors and assigns (collectively, the “Marina Entities”) from any and all claims, causes of action, damages and liabilities of any kind or nature whatsoever, both known and unknown, suspected or unsuspected, whether arising in law or equity, that LipoMedics may have against the Marina Entities, from the beginning of time through the date hereof, other than such claims, damages or liabilities as are expressly stated in, or arise under, this Agreement (including, without limitation, those relating to the validity, breach or enforcement of this Agreement).

2. This Agreement shall be deemed to be made in the State of New York, and shall be governed by and construed in accordance with the laws thereof, without giving effect to principles of conflicts of laws. Each Party consents and submits to the jurisdiction of the federal and state courts located in the City, County and State of New York for the purposes of enforcing this Agreement.

3. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, and it cannot be changed, modified, amended or terminated except by a writing signed by or on behalf of the Party to be charged.

4. This Agreement may be signed and executed in counterparts, each of which shall be deemed an original, and together which shall constitute one and the same instrument. This Agreement may be signed by facsimile or .pdf signature of any of the Parties hereto and shall be binding on that Party.

5. This Agreement is the product of the Parties and represents the joint draftsmanship of the Parties, so that no inference shall be had or made against either Party as to the draftsmanship of this Agreement. The Parties further agree that this Agreement shall not be construed as an admission of liability and that this Agreement has been negotiated and executed in order to settle disputed claims, so that the Parties may avoid the expense, uncertainties, and hazards of litigation.

6. LipoMedics hereby represents and warrants to the Company that, prior to executing this Agreement, such person had the opportunity to consult with its own independent legal counsel regarding this Agreement, including the payment obligations and release provisions contained herein.

7. Each Party represents and warrants to the other that the individual executing this Agreement on such Party’s behalf is fully authorized to do so, is executing this Agreement willingly and knowingly, and further that such individual is fully authorized to bind the Party on whose behalf it is executing the Agreement to the terms and obligations contained herein.

IN WITNESS WHEREOF, each of the undersigned have duly executed, or caused its authorized signatory to execute, this Agreement and Release as of September 28, 2018.

MARINA BIOTECH, INC.		LIPOMEDICS, INC.

By:	/s/ Robert C. Moscato, Jr.	/s/ Vuong Trieu
Name:	Robert Moscato	By:	Vuong Trieu, PhD
Title:	CEO	Title:	Chairman

Exhibit VII

CONFIDENTIAL SEPARATION AGREEMENT

AND GENERAL RELEASE OF ALL CLAIMS

This Confidential Separation Agreement and General Release of All Claims (“Agreement”) is made by and between Marina Biotech, Inc. (“Company”) and Falguni Trieu (“Employee”) with respect to the following facts:

A. Employee is currently employed by Company.

B. Employee’s employment with Company began on Aril 16, 2018 and has terminated effective July 27, 2018 (“Separation Date”). Company wishes to reach an amicable separation with Employee and assist Employee’s transition to other employment.

C. The parties desire to settle all claims and issues that have, or could have been raised, in relation to Employee’s employment with Company and arising out of or in any way related to the acts, transactions or occurrences between Employee and Company to date, including, but not limited to, Employee’s employment with Company or the termination of that employment, on the terms set forth below.

THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed by and between the undersigned as follows:

Recitals. The Company and the Employee each acknowledge that the Recitals set forth above are true and accurate. Each of the Recitals is incorporated into this Agreement by reference and are made a part hereof.

Severance Payment. Company agrees to provide Employee with a severance payment of six thousand, six hundred and sixty-six dollars and sixty-seven cents ($6,666.67) (“Severance Payment”), less all appropriate federal and state income and employment taxes, an amount to which Employee is not otherwise entitled. The Severance Payment will be made in a lump sum by check upon the execution of this Agreement. Employee acknowledges and agrees that this Severance Payment constitutes adequate legal consideration for the promises and representations made by Employee in this Agreement. Employee will also be eligible to participate in Cobra..

Taxes. Employee shall be solely responsible for, and is legally bound to make payment of, any taxes determined to be due and owing (including penalties and interest related thereto) by it to any federal, state, local, or regional taxing authority as a result of the Severance Payment. Employee understands and agrees that the Company has not made, and Employee does not rely upon, any representations regarding the tax treatment of the sums paid in any manner pursuant to this Agreement. Moreover, Employee agrees to indemnify and hold harmless the Company in the event that any governmental taxing authority asserts against the Company any claim for unpaid taxes, failure to withhold taxes, penalties, or interest based on upon the Severance Payment.

General Release. Employee unconditionally, irrevocably, and absolutely releases and discharges Company, and any parent and subsidiary corporations, divisions, and affiliated corporations, partnerships, or other affiliated entities of Company, past and present, as well as Company’s employees, officers, directors, agents, successors, and assigns (collectively, “Released Parties”), from all known and unknown or suspected or unsuspected charges, claims, grievances, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, penalties, fees, wages, medical costs, pain and suffering, mental anguish, emotional distress, expenses (including attorneys’ fees and costs actually incurred), and punitive damages, of any nature whatsoever, known or unknown, which either the Company or Employee has, or may have had, against the other party, whether or not apparent or yet to be discovered, or which may hereafter develop, including, but not limited to, Employee’s employment with Company and the termination of Employee’s employment, arising directly or indirectly out of or in any way connected with Employee’s employment with Company. This Agreement resolves any claims for relief that could have been alleged, no matter how characterized, including without limitation, compensatory damages, damages for breach of contract, bad faith damages, reliance damages, liquidated damages, damages for humiliation and embarrassment, punitive damages, costs and attorneys’ fees related to arising from this Agreement. Employee agree that this release covers claims under False Claims Acts, including any entitlement to share in any recovery by the United States. This release is intended to have the broadest possible application and includes, but is not limited to, any tort, contract, common law, constitutional, or other statutory claims, including, but not limited to alleged violations of the California Labor Code or the federal Fair Labor Standards Act, Title VII of the Civil Rights Act of 1964 and the California Fair Employment and Housing Act, the Americans with Disabilities Act, the Age Discrimination in Employment Act of 1967, as amended, and all claims for attorneys’ fees, costs, and expenses. Employee expressly waives Employee’s right to recovery of any type, including damages or reinstatement, in any administrative or court action, whether state or federal, and whether brought by Employee or on Employee’s behalf, related in any way to the matters released herein. However, this general release is not intended to bar any claims that, by statute, may not be waived, such as claims for workers’ compensation benefits, unemployment insurance benefits, and any challenge to the validity of Employee’s release of claims under the Age Discrimination in Employment Act of 1967, as amended, as set forth in this Agreement.

California Civil Code Section 1542 Waiver.

Waiver of Rights Under California Civil Code §1542. Except as set forth in herein, the Parties hereto further agree, covenant, represent and warrant that they intend to and do hereby waive and relinquish any and all rights and benefits conferred on them by any statutory or decisional authorities which would otherwise preclude release of unknown claims, including without limitation, those conferred by the provisions of Section 1542 of the California Civil Code.

EACH PARTY ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY LEGAL COUNSEL WITH RESPECT TO, AND IS FAMILIAR WITH, THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

EACH PARTY BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHT THE PARTY MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

In waiving the provisions above, the Parties hereto hereby acknowledge that they may hereafter discover facts in addition to or different from those they now believe to be true with respect to the subject matter of this Agreement and other matters herein released, and may incur damages as a consequence of or suffer from claims that were unknown or unanticipated at the time this Agreement was executed but agree that they have taken that possibility into account in determining the amount of consideration to be given under this Agreement and that the general releases herein given shall be and remain in effect as full and complete general releases notwithstanding the discovery or existence of any such additional or different facts, or incurring of damages or suffering from claims, of which the Parties expressly assume the risk. Each Party acknowledges that he, she, or it is assuming the risk of such unknown and unanticipated claims and agrees that this Agreement applies to unknown claims.

Acknowledgement of Settlement. The Company and Employee acknowledge and agree that (i) the consideration set forth in this Agreement, which includes, but is not limited to, the Separation Payment described in Section 3 above and the Mutual Release described in Section 5 above is in full settlement of all claims or losses of whatsoever kind or character that they have, or may ever have had, against the other party, as broadly described in Section 5 above; and (ii) by signing this Agreement, and accepting the consideration provided herein and the benefits of it, they are giving up forever any right to seek further monetary or other relief from the other party for any acts or omissions up to and including the Effective Date.

Representation Concerning Filing of Legal Actions. Employee represents that, as of the date of this Agreement, Employee has not filed any lawsuits, charges, complaints, petitions, claims or other accusatory pleadings against Company or any of the other Released Parties in any court or with any governmental agency.

Non-disparagement. The Company and Employee agree that, unless required to do so by legal process, neither the Company nor the Employee will make any disparaging statements or representations, either directly or indirectly, whether orally or in writing, by word or gesture, to any person whatsoever, about the other party including but not limited to spouses, attorneys, representatives, affiliates, directors, officers, employees, agents, heirs, personal representative or other representatives. For purposes of this paragraph, a disparaging statement or representation is any communication which, if publicized to another, would cause or tend to cause the recipient of the communication to question the business condition, integrity, competence, good character or product quality of the person or entity to whom the communication relates.

Confidentiality and Return of Company Property. Employee understands and agrees that as a condition of receiving the Severance Payment in paragraph 0, all Company property must be returned to Company on or before the Separation Date. By signing this Agreement, Employee represents and warrants that Employee will have returned to Company on or before the Separation Date, all Company property, data, and information belonging to Company and agrees that Employee will not use or disclose to others any confidential or proprietary information of Company or the Released Parties. Employee further agrees to comply with the continuing obligations regarding confidentiality set forth in the surviving provisions of the Employee Nondisclosure and Assignment Agreement previously executed by Employee. In addition, Employee agrees to keep the terms of this Agreement confidential between Employee and Company, except that Employee may tell Employee’s immediate family and attorney or accountant, if any, as needed, but in no event may Employee discuss this Agreement or its terms with any former, current or prospective employee of Company.

No Admissions. By entering into this Agreement, the Released Parties make no admission that they have engaged, or are now engaging, in any unlawful conduct. The parties understand and acknowledge that this Agreement is not an admission of liability and shall not be used or construed as such in any legal or administrative proceeding.

Agreement is Legally Binding. The Company and Employee intend for this Agreement to be legally binding upon and shall inure to the benefit of each of them and their respective successors, assigns, executors, administrators, heirs and estates.

Reliance on Own Counsel. In entering into this Agreement, the Company and Employee acknowledge that they have relied upon the legal advice of their respective attorneys, who are the attorneys of their own choosing, that such terms are fully understood and voluntarily accepted by them, and that, other than the consideration set forth herein, no promises or representations of any kind have been made to them by the other party. The Company and Employee represent and acknowledge that in executing this Agreement they did not rely, and have not relied, upon any representation or statement, whether oral or written, made by the other party or by that other party’s agents, representatives or attorneys with regard to the subject matter, basis or effect of this Agreement or otherwise.

Older Workers’ Benefit Protection Act. This Agreement is intended to satisfy the requirements of the Older Workers’ Benefit Protection Act, 29 U.S.C. sec. 626(f). Employee, by this Agreement, is advised to consult with an attorney before executing this Agreement.

Acknowledgments/Time to Consider. Employee acknowledges and agrees that (a) Employee has read and understands the terms of this Agreement; (b) Employee has obtained and considered such legal counsel as Employee deems necessary; (c) Employee has been given twenty-one (21) days to consider whether or not to enter into this Agreement (although Employee may elect not to use the full 21-day period at Employee’s option); and (d) by signing this Agreement, Employee acknowledges that Employee does so freely, knowingly, and voluntarily.

Revocation/Effective Date. This Agreement shall not become effective or enforceable until the eighth day after Employee signs this Agreement. In other words, Employee may revoke Employee’s acceptance of this Agreement within seven (7) days after the date Employee signs it. Employee’s revocation must be in writing and received by Peter Weinstein, Chief Legal Officer, by 5:00 p.m. Pacific Time on the seventh day in order to be effective. If Employee does not revoke acceptance within the seven (7) day period, Employee’s acceptance of this Agreement shall become binding and enforceable on the eighth day (“Effective Date”). To the extent that the Employee upon signing this Agreement accepted the Severance Payment and Employee provides a notice of legal revocation of this Agreement within the time period set forth herein this Section 15, then Employee shall pay to the Company the full amount of the Severance Payment received by the Employee pursuant to the terms of Section 1 when the Employee provides notice of legal revocation.

Preserved Rights of Employee. This Agreement does not waive or release any rights or claims that Employee may have under the Age Discrimination in Employment Act that arise after the execution of this Agreement. In addition, this Agreement does not prohibit Employee from challenging the validity of this Agreement’s waiver and release of claims under the Age Discrimination in Employment Act of 1967, as amended.

Full Defense. This Agreement may be pleaded as a full and complete defense to, and may be used as a basis for an injunction against, any action, suit, or other proceeding that may be prosecuted, instituted or attempted by Employee in breach hereof.

Severability. In the event any provision of this Agreement shall be found unenforceable, the unenforceable provision shall be deemed deleted and the validity and enforceability of the remaining provisions shall not be affected thereby.

Counteparts. This Agreement may be executed in counterparts and delivered by facsimile or exchange of a portable document file each of which shall be deemed an original, and all of which, together, shall constitute one and the same instrument.

Applicable Law. The validity, interpretation and performance of this Agreement shall be construed and interpreted according to the laws of the United States of America and the State of California.

Entire Agreement; Modification. This Agreement, including the surviving provisions of the Employee Nondisclosure and Assignment Agreement previously executed by Employee and herein incorporated by reference, is intended to be the entire agreement between the parties and supersedes and cancels any and all other and prior agreements, written or oral, between the parties regarding this subject matter. This Agreement may be amended only by a written instrument executed by all parties hereto.

THE PARTIES TO THIS AGREEMENT HAVE READ THE FOREGOING AGREEMENT AND FULLY UNDERSTAND EACH AND EVERY PROVISION CONTAINED HEREIN. WHEREFORE, THE PARTIES HAVE EXECUTED THIS AGREEMENT ON THE DATES SHOWN BELOW.

Dated:	October 1, 2018	By:	/s/ Falguni Trieu
Falguni Trieu

Company, Inc.

Dated:	September 28, 2018	By:	/s/ Robert C. Moscato, Jr.
Robert Moscato, Chief Executive Officer

Exhibit VIII

Agreement and Release between Marina Biotech, Inc., a Delaware corporation (the “Company”) and the undersigned Counterparties (the “Agreement”)

1. By executing below, Marina generally releases and discharges Vuong Trieu, PhD, an individual resident in California (“VT”), Autotelic Inc., a Delaware corporation (“Autotelic”), Autotelic LLC, a Delaware limited liability company (“Autotelic LLC”), Autotelic BIO (“Autotelic Bio”), Oncotelic, Inc., a Delaware corporation (“Oncotelic”), and LipoMedics, Inc., a Delaware corporation (“Lipomedics”; each of VT, Autotelic, Autotelic LLC, Oncotelic and LipoMedics a “Counterparty” and collectively the “Counterparties”; Marina and the Counterparties each a “Party”) from any and all claims, causes of action, damages and liabilities of any kind or nature whatsoever, both known and unknown, suspected or unsuspected, whether arising in law or equity, that Marina may have against the Counterparties, from the beginning of time through the date hereof, other than such claims, damages or liabilities as are expressly stated in, or arise under, this Agreement (including, without limitation, those relating to the validity, breach or enforcement of this Agreement).

2. This Agreement shall be deemed to be made in the State of New York, and shall be governed by and construed in accordance with the laws thereof, without giving effect to principles of conflicts of laws. Each Party consents and submits to the jurisdiction of the federal and state courts located in the City, County and State of New York for the purposes of enforcing this Agreement.

3. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, and it cannot be changed, modified, amended or terminated except by a writing signed by or on behalf of the Party to be charged.

4. This Agreement may be signed and executed in counterparts, each of which shall be deemed an original, and together which shall constitute one and the same instrument. This Agreement may be signed by facsimile or .pdf signature of any of the Parties hereto and shall be binding on that Party.

5. This Agreement is the product of the Parties and represents the joint draftsmanship of the Parties, so that no inference shall be had or made against either Party as to the draftsmanship of this Agreement. The Parties further agree that this Agreement shall not be construed as an admission of liability and that this Agreement has been negotiated and executed in order to settle disputed claims, so that the Parties may avoid the expense, uncertainties, and hazards of litigation.

6. Marina and the Counterparties each hereby represents and warrants to the other that, prior to executing this Agreement, such person had the opportunity to consult with its own independent legal counsel regarding this Agreement, including the payment obligations and release provisions contained herein.

7. Each Party represents and warrants to the other that the individual executing this Agreement on such Party’s behalf is fully authorized to do so, is executing this Agreement willingly and knowingly, and further that such individual is fully authorized to bind the Party on whose behalf it is executing the Agreement to the terms and obligations contained herein.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each of the undersigned have duly executed, or caused its authorized signatory to execute, this Agreement and Release as of September 28, 2018.

The Company:		Counterparty:

MARINA BIOTECH, INC.		Vuong Trieu, PhD

By:	/s/ Robert C. Moscato, Jr.	/s/ Vuong Trieu
Name:	Robert Moscato	Name:	Vuong Trieu, PhD
Title:	Chief Executive Officer

Counterparty:		Counterparty:

ONCOTELIC, INC.		AUTOTELIC INC.

By:	/s/ Vuong Trieu	By:	/s/ Vuong Trieu
Name:	Vuong Trieu, PhD	Name:	Vuong Trieu, PhD
Title:	Chairman	Title:	Chairman

Counterparty:		Counterparty:

LIPOMEDICS, INC.		AUTOTELIC LLC

By:	/s/ Vuong Trieu	By:	/s/ Vuong Trieu
Name:	Vuong Trieu, PhD	Name:	Vuong Trieu, PhD
Title:	Chairman	Title:	Chairman

Counterparty:

AUTOTELIC BIO

By:	/s/ Vuong Trieu
Name:	Vuong Trieu, PhD
Title:	Chairman